infoGROUP


infoGROUP – A World of Solutions

Investor Presentation

October 2008

Who is *info*GROUP

A Worldwide Provider of:

- Business and consumer information products
- Market research expertise
- Data processing and analytical services
- Sales and marketing solutions


DELIVERY
CONTENT
SERVICES

infoGROUP continues to meet the needs of organizations from ***start up businesses*** *to* ***Fortune 500 companies***

infoGROUP

Evolved into a vast portfolio of leading brands that is now *info*GROUP

- Walter Karl
- Yesmail
- Triplex
- Donnelley Marketing
- Polk City Directories
- OneSource
- *info*CANADA
- Opinion Research
- Macro International
- SalesGenie.com
- Expresscopy
- Guideline
- *info*UK

American Business Lists

Started as American Business Lists in 1972

Experienced Leadership

43%
Revenue Share

Over
20+
years

DATABASE GROUP

Provides sales leads and mailing lists to four million salespeople, small office/home offices, entrepreneurs, small and medium businesses, and Fortune 2000 corporations for their sales and marketing efforts. These proprietary databases power the major Internet search providers, including Google®, Yahoo!®, and AOL®, as well as the leading mapping systems and in-car navigation products.

21%
Revenue Share

Over
35+
years

SERVICES GROUP

Provides customer database management, list brokerage services, list management, email marketing services, and catalog marketing service.

Our data processing services enhance your customer file. We'll add demographics so you can ensure the right people are receiving the right offer. We'll also correct wrong addresses, phone numbers, and more, so you'll see an immediate impact on your bottom line. We can also analyze the common traits of your best customers.

36%
Revenue Share

Over
20+
years

MARKET RESEARCH GROUP

Provides insightful solutions for businesses around the globe and uncovers answers to tough social issues worldwide. Our proven market research process helps businesses better understand the needs of their customers, employees and future clients. In addition, we partner with CNN® on the CNN/Opinion Research Poll and have been servicing multiple U.S. government agencies for 40 years.

Unparalleled Marketing and Sales Resource



- 4 million global customers currently use *info*GROUP's databases and services
- Only company to own a proprietary database of 210 million consumers and over 17 million U.S. and international businesses – under one roof
- Powers the directory services of the top internet traffic generating sites
- Digital footprint

Unique Competitive Advantages


infoGROUP

- Ability to offer a full range of information products and services to our customers - these include sales leads, database marketing, subscription products and market research - all under one roof
- Focus product design and technology development to the specific needs of our customers
- Ability to leverage proprietary data across multiple distribution channels
- Value based pricing

Data Driven...Digital Solutions

Acquisition
Customer Profiling and Segmentation
Proprietary Prospect Databases
Data Hygiene and Append
E-mail and Direct Mail Services
Technology Driven Delivery Methods

Retention
Customer Satisfaction and Loyalty
Response Analysis and Modeling
ROI Measurement
Identify New Growth Markets
Cross-Sell & Up-Sell Opportunities



SALES
ACQUISITION
RETENTION
SERVICE
CONTENT
RESEARCH
BUSINESS INTELLIGENCE
MARKET RESEARCH
MARKETING

Business Intelligence
Global Information
In-Depth Company Data
Detailed Executive Profiles
Corporate Family Overview
Internal/External Corporate Reputation

Market Research
Competitor Analysis
New Product Ideation
Develop and Refine Customer Strategies
Multi-Channel Effectiveness
Branding and Awareness

*info*GROUP's Key Advantages



- Successful subscription model – 46,000 total subscribers in the SMB segment with an annualized value of over 66 million dollars
- Diverse portfolio of products and services
- Diverse customer base
- Significant barriers to entry for competitors
- Strong operating performance
- Current and accurate content

Historical Revenue

From 2004 through 2007

- Net sales grew at a CAGR of 25.9%, from $344.9 million in 2004 to $688.8 million in 2007
- Consolidated EBITDA* grew at a CAGR of 23.2%, from $67.9 million in 2004 to $127.1 million in 2007



In millions
Net Sales
$800
$700
$600
$500
$400
$300
$200
$100
$0
$344.9
$383.2
$434.9
$688.8
2004
2005
2006
2007



In millions
Consolidated EBITDA and EPS
EBITDA
EPS
$140
$120
$100
$80
$60
$40
$20
$
$67.9
$91.9
$94.0
$127.1
$0.34
$0.59
$0.61
$0.73
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$
2004
2005
2006
2007

*See the non-GAAP financial information disclosed at the end of this presentation, including a reconciliation of net income to EBITDA.

infoGROUP

Diverse Customer Base



- *info*GROUP has over 4 million customers
- Customer base is comprised of industry leaders such as AMEX, AT&T, Dell, AOL and Microsoft
- No one customer represents more than 2.0% of total net sales and no major customer concentration*
- Company's top ten customers generated approximately 6% of total fiscal 2007 revenue*

* Excludes US Government and US Government Agencies

Business Segments by Revenue

Consolidated numbers from the three business segments 6/30/08


% of Total Consolidated Revenue
at 6/30/2008
21%
36%
43%
Data Group
Services Group
Research Group

Evolving our strategy: our framework for success


Communication & Transparency
Accelerate Profitable Organic Growth
Improved Financial Foundation
infoGROUP
A stronger more global business
INCREASE shareholder value

Evolving our strategy: our framework for success

Communication & Transparency

- Implementation of new corporate governance policy per settlement agreement
- Improve communication with shareholders and investment community

+

Accelerate Profitable Organic Growth

- Leverage proprietary data
- Percentage of new products
- Integrated digital (Internet/interactive marketing solutions)

+

Improved Financial Foundation

- Portfolio management
- Restructuring
- Leverage high margins
- Reduced debt level
- Rationalize infrastructure

INCREASE shareholder value

*info*GROUP Value Proposition

Technology	Mainframe to distributed environment Grid architecture for scalability Centralized core services available to all divisions	
Twelve Proprietary Databases	15.5 Million U.S. & Canadian Businesses 2.5 Million Brand New Businesses 12.3 Million Executives & Professionals 600,000 Manufacturers 279,000 Big Businesses 5.5 Million Small Business Owners	210 Million U.S. Consumers 71 Million Homeowners 14 Million New Movers 12 Million Bankruptcy Filers 17.6 Million Global Businesses & 21.6 Million Executives
Distribution Channel of Over 1,400 Sales People	Small Business Group Mid Markets National Accounts Retail Stores	Resellers Subscription Sales Government/Libraries
Products & Applications	SalesGenie.com SalesGenie.com/Lite infoUSA.com ReferenceUSA Credit.net	10+ vertical product solutions Directories/CD's Data Hygiene MarketZone® Gold MarketZone® Platinum

What distinguishes *info*GROUP competitively


infoGROUP

*info*GROUP's competitive distinction

- Leader in market segments served
- Current and accurate content
- Commitment to innovation and growth
- Unique combination of data research
- Solid financial performance, even in challenging times
- Diverse customer base
- Competitors face significant barriers to entry
- Ability to leverage data across multiple distribution platforms

Financial Impact of Shareholder Litigation



Expected 3rd Quarter one-time expenses:

- $22-$25 million in expenses that relate to legal and professional fees for the SLC investigation, former CEO separation agreement, and charges related to the remediation measures.
- Approximately $2 million in non-cash accounting adjustments.

Anticipated Cash Receipts:

- $20-$22 million in cash from former CEO's settlement and the sale of assets.

Question and Answer Session



Contact Information

Lisa Olson
Senior Vice President
infoGROUP
5711 South 86th Circle
Omaha, NE 68127
(402) 593-4541
lisa.olson@infogroup.com

Non-GAAP Information

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, infoGROUP also discloses earnings before interest expense, income taxes and depreciation and amortization, or EBITDA, which is a non-GAAP measure. Management believes EBITDA provides useful supplemental information to management and investors because management uses this information internally for evaluating the aggregate performance of the Company's operating businesses. In addition, EBITDA is commonly used as an analytical indicator within infoGROUP's industry and is a component of the Company's financial covenant calculations under its credit facilities, subject to certain adjustments. All companies do not calculate EBITDA in the same manner and infoGROUP's presentation may not be comparable to those presented by other companies.
EBITDA should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of infoGROUP's profitability or liquidity.

The following provides a reconciliation from net income to EBITDA:

	2004	2005	2006	2007
Net income	$17,838	$31,507	$33,300	$40,942
Interest expense	9,210	11,841	11,810	21,315
Income taxes	10,934	17,659	19,939	25,806
Depreciation & amortization of operating assets	14,062	12,818	14,020	21,502
Amortization of intangible assets	15,875	18,098	14,909	17,495
EBITDA	**$67,919**	**$91,923**	**$93,978**	**$127,060**

Forward-Looking Statements

Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, the successful integration of recent and future acquisitions, fluctuations in operating results, failure to successfully carry out our Internet strategy or to grow our Internet revenue, effects of leverage, changes in technology and increased competition.
More information about potential factors that could affect the company's business and financial results is included in the company's filings with the Securities and Exchange Commission.